Long-Term Borrowings- Reconciliation of liabilities to cash flows arising from financing activities (Details) - Long-term unsecured borrowings (including current portion) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Long-Term Borrowings
Balance at beginning of year	$ 40,500	$ 46,500
Change from financing activities:
Proceeds from borrowings		0
Repayments of borrowings	(6,000)	(6,000)
Total changes from financing activities	(6,000)	(6,000)
Ending Balance	$ 34,500	$ 40,500